SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 1997


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                      000-22389                      65-0736120
 (STATE OR OTHER                  (COMMISSION                  (I.R.S. EMPLOYER
   JURISDICTION                   FILE NUMBER)               IDENTIFICATION NO.)
 OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





                                   PAGE 1 OF 6
                             EXHIBIT INDEX ON PAGE 4

ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp. dated July 29, 1997, regarding its financial results for the period of May 19, 1997 through June 30, 1997, including unaudited consolidated financial statements for the period of May 19, 1997 through June 30, 1997, are attached and filed herewith as Exhibit 99.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

    (c)      Exhibits

             The following exhibit is filed as part of this report:

             (99) News release of Ocwen Asset Investment Corp. dated July 29, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN ASSET INVESTMENT CORP.
                                       (Registrant)


                                       By: /s/   Mark S. Zeidman
                                       ---------------------------------
                                                 Mark S. Zeidman
                                           Senior Vice President and
                                           Chief Financial Officer



Date:   July 29, 1997

                                INDEX TO EXHIBIT



 EXHIBIT NO.     DESCRIPTION                                             PAGE
 -----------     -----------                                             ----

     99          News release of Ocwen Asset Investment Corp. dated        5
                 July 29, 1997 regarding its financial results for the period of May 19, 1997 through June 30, 1997.